EXHIBIT 99.1

NEWS	Fonar Corporation
For Immediate Release	The Inventor of MR Scanning™
Contact: Daniel Culver	An ISO 13485 Company
Director of Communications	Melville, New York 11747
E-mail: investor@fonar.com	Phone: (631) 694-2929
www.fonar.com	Fax: (631) 390-1772

FONAR SIGNS DEFINITIVE AGREEMENT FOR “TAKE PRIVATE” SALE TO ACQUISITION GROUP LED BY CEO

FONAR stockholders to receive $19.00 per share of common stock, in an all-cash transaction

MELVILLE, NEW YORK, December 29, 2025 – FONAR Corporation (NASDAQ-FONR) (“FONAR” or the “Company”), The Inventor of MR Scanning™, today confirmed that it entered into a definitive agreement on December 23, 2025 (the “Merger Agreement”) with FONAR, LLC and FONAR Acquisition Sub, Inc. (collectively, “Buyer”), under which, subject to the satisfaction of the conditions set forth in the Merger Agreement, Buyer will acquire all of the issued and outstanding shares of the Company (other than shares owned by Buyer, the members of the Acquisition Group or shares held in treasury by the Company or its direct or indirect subsidiaries), for an amount in cash equal to $19.00 per share of the Company’s common stock, $19.00 per share of the Company’s Class B common stock, $6.34 per share of the Company’s Class C common stock and $10.50 per share of the Company’s Class A non-voting preferred stock (the “Transaction”).

Buyer is controlled by the previously disclosed acquisition group led by Chief Executive Officer Timothy Damadian and consisting of certain members of the Company’s management team and board of directors (the “Board”) and third parties (collectively, the “Acquisition Group”). A special committee of the Board, consisting solely of disinterested members of the Board (the “Special Committee”), in consultation with its independent financial and legal advisors, unanimously recommended the entry into the Merger Agreement and the Transaction, and the Board (excluding directors that are members of the Acquisition Group who recused themselves from the vote) unanimously approved the entry into the Merger Agreement.

Subject to the satisfaction of the conditions set forth in the Merger Agreement, holders of the Company’s common stock will receive $19.00 per share in cash at the closing of the Transaction. The Transaction price per share of the Company’s common stock represents a 31.5% premium to the closing share price on the Nasdaq Capital Market on the last trading day prior to the announcement of the Transaction, a 21.9% premium to the closing share price on the Nasdaq Capital Market on July 8, 2025 (the last trading day prior to the announcement of the Acquisition Group’s initial non-binding proposal), and a 39.7% premium over the average closing price of the common stock for the 90 trading day trading period ending on June 30, 2025.

Transaction Terms, Timing and Approvals

The Transaction is expected to close in the third fiscal quarter of 2026 and is subject to the satisfaction of a number of customary closing conditions more thoroughly described in the Merger Agreement, including the approval at a special meeting of the Company’s stockholders (the “Company Stockholders Meeting”) by the affirmative vote (i) of the holders of a majority in voting power of the Company’s capital stock outstanding and entitled to vote, and (ii) of a majority of the votes cast by disinterested stockholders, and is subject to other customary closing conditions. The Transaction is not subject to any financing conditions.

The Company expects to release its customary financial results for the second quarter ended December 31, 2025 in February 2026.

Upon completion of the Transaction, the Company’s common stock will no longer be listed on the Nasdaq Stock Market.

The Transaction is being financed by Buyer through a combination of new debt, new equity and rollover of Company securities. Buyer has secured a commitment for a debt financing facility in the amount of $35 million from OceanFirst Bank, N.A., which commitment is subject to usual and customary closing conditions. The remaining debt of approximately $10 million and equity comprised of approximately $45 million is being provided by members of the Acquisition Group and third party lenders. The third party debt is subordinate to the OceanFirst Bank financing facility.

Advisors

Marshall & Stevens Transaction Advisory Services LLC is serving as financial advisor to the Special Committee, and Meister Seelig & Fein PLLC is serving as legal counsel to the Special Committee. DLA Piper LLP (US) is serving as legal counsel to the Company. Moritt Hock & Hamroff LLP is serving as legal counsel to Buyer.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements contained in this press release, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “approximately,” “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “hypothetical,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or other similar words or expressions. There can be no assurance that actual results of forward-looking statements, including but not limited to the consummation of the proposed Transaction, including the Merger, or those pertaining to expectations regarding the Company’s financial performance, expectations as to the likelihood and timing of closing of acquisitions, dispositions, or other transactions, and changes in local, regional, and national economic conditions, including as a result of the systemic and structural changes in the healthcare industry. Forward-looking statements presented herein are based on management’s beliefs and assumptions made by, and information currently available to, management.

The forward-looking statements contained in this press release are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that it has anticipated. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements set forth in this press release: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; the inability to complete the proposed Transaction, including the Merger, due to the failure to satisfy any condition to the Closing, including that the Company obtains the requisite approvals of its stockholders and other Closing conditions described in the Merger Agreement; risks that the proposed Merger disrupts current plans and operations of the Company; potential difficulties in employee retention as a result of the proposed Transaction; legislative, regulatory and economic developments; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Transaction; the effect of the announcement of the proposed Transaction on the Company’s relationships with referral sources and vendors, operating results and business generally, changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the Company’s news releases and filings with the SEC, including but not limited to those described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, as filed with the SEC on September 22, 2025 (the “Form 10-K”) under the heading “Risk Factors” and in the Company’s subsequent reports filed with the SEC, many of which are beyond the Company’s control. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, the Company’s actual results may vary in material respects from what it may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of its forward-looking statements. Any forward-looking statement made by the Company in this press release speaks only as of the date of this press release. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not guarantee that the assumptions underlying such forward-looking statements contained in this press release are free from errors. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

Additional Information and Where to Find It

This communication is being made in respect of the Transaction involving the Company and Buyer. In connection with the Transaction, (i) the Company intends to file the relevant materials with the SEC, including a proxy statement on Schedule 14A and (ii) certain participants in the Transaction intend to jointly file with the SEC a Schedule 13E-3 Transaction Statement, which will contain important information on the Company, Buyer and the Transaction, including the terms and conditions of the Transaction. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement, the Schedule 13E-3 and a proxy card to each stockholder of the Company entitled to vote at the Company Stockholders Meeting. This communication is not a substitute for the proxy statement, the Schedule 13E-3 or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed Transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.fonar.com/investor-relations.html. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement, the Schedule 13E-3 and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Transaction because they contain important information about the Company and the proposed Transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval.

Stockholders of the Company are urged to read all relevant documents filed with the SEC, including the proxy statement and the Schedule 13E-3 Transaction Statement, as well as any amendments or supplements to these documents, carefully when they become available because they will contain important information about the Transaction.

Participants in the Proxy Solicitation

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the Transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Form 10-K, the Company’s proxy statement on Schedule 14A filed with the SEC on April 7, 2025, in connection with its 2025 annual meeting of stockholders, and the proxy statement, the Schedule 13E-3 Transaction Statement and other relevant materials that will be filed with the SEC in connection with the Transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the Transaction and the Schedule 13E-3 Transaction Statement when they become available.

WE URGE INVESTORS TO READ THE PROXY STATEMENT, SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BUYER AND THE PROPOSED TRANSACTION, INCLUDING THE MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

About FONAR

FONAR, The Inventor of MR Scanning™, located in Melville, NY, was incorporated in 1978, and is the first, oldest and most experienced MRI Company in the industry. FONAR went public in 1981 (Nasdaq:FONR). FONAR sold the world’s first commercial MRI to Ronald J. Ross, MD, Cleveland, Ohio. It was installed in 1980. Dr. Ross and his team began the world’s first clinical MRI trials in January 1981. The results were reported in the June 1981 edition of Radiology/Nuclear Medicine Magazine and the April 1982 peer-reviewed article in the Journal Radiology. The technique used for obtaining T1 and T2 values was the FONAR technique (Field fOcusing Nuclear mAgnetic Resonance), not the back projection technique. www.fonar.com/innovations-timeline.html.

FONAR’s signature product is the FONAR UPRIGHT® Multi-Position™ MRI (also known as the STAND-UP® MRI), the only whole-body MRI that performs Position™ Imaging (pMRI™) and scans patients in numerous weight-bearing positions, i.e. standing, sitting, in flexion and extension, as well as the conventional lie-down position. The FONAR UPRIGHT® Multi-Position™ MRI often detects patient problems that other MRI scanners cannot because they are lie-down, “weightless-only” scanners. The patient-friendly UPRIGHT® MRI has a near-zero patient claustrophobic rejection rate. As a FONAR customer states, “If the patient is claustrophobic in this scanner, they’ll be claustrophobic in my parking lot.” Approximately 85% of patients are scanned sitting while watching TV.

FONAR has new works-in-progress technology for visualizing and quantifying the cerebral hydraulics of the central nervous system, the flow of cerebrospinal fluid (CSF), which circulates throughout the brain and vertebral column at the rate of 32 quarts per day. This imaging and quantifying of the dynamics of this vital life-sustaining physiology of the body’s neurologic system has been made possible first by FONAR’s introduction of the MRI and now by this latest works-in-progress method for quantifying CSF in all the normal positions of the body, particularly in its upright flow against gravity. Patients with whiplash or other neck injuries are among those who will benefit from this new understanding.

FONAR’s primary source of income and growth is attributable to its wholly-owned diagnostic imaging management subsidiary, Health Management Company of America (HMCA) www.hmca.com.

FONAR’s substantial list of patents includes recent patents for its technology enabling full weight-bearing MRI imaging of all the gravity sensitive regions of the human anatomy, especially the brain, extremities and spine. It includes its newest technology for measuring the Upright cerebral hydraulics of the cerebrospinal fluid (CSF) of the central nervous system. FONAR’s UPRIGHT® Multi-Position™ MRI is the only scanner licensed under these patents.

#

UPRIGHT®, and STAND-UP® are registered trademarks. The Inventor of MR Scanning™, CSP™, MultiPosition™, UPRIGHT RADIOLOGY™, pMRI™, CFS Videography™, Dynamic™ and The Proof is in the Picture™, are trademarks of FONAR Corporation.

This release may include forward-looking statements from the company that may or may not materialize. Additional information on factors that could potentially affect the company's financial results may be found in the company's filings with the SEC.